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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Registration Statement of Thoratec Laboratories Corporation on Form S-3 of our report dated February 18, 2000, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP


San Francisco, CA
March 16, 2000